SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report March 2, 2004
                                         -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


               1-3950                                 38-0549190
               ------                                 ----------
      (Commission File Number)               (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                   48126
 -------------------------------------                   -----
(Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

         Our news release dated March 2, 2004 concerning U.S. retail sales of Ford vehicles in February 2004, filed as Exhibit 20 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation              Description                  Method of Filing
-----------              -----------                  ----------------

Exhibit 20               News Release dated
                         March 2, 2004                Filed with this Report













                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                           FORD MOTOR COMPANY
                                           -----------------------------------
                                           (Registrant)


Date:  March 2, 2004                       By: /s/Kathryn S. Lamping
                                               -----------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary





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                                      -3-


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20                 News Release dated March 2, 2004